UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

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GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop,	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 13, 2025, Glacier Bancorp, Inc. (“GBCI”) issued a press release regarding the matters described in Item 8.01 of this current report on Form 8-K, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated January 13, 2025, that will be used by GBCI in its presentation regarding the matters described in Item 8.01 of this current report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of GBCI under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events

On January 13, 2025, GBCI and its wholly owned subsidiary, Glacier Bank, entered into a Plan and Agreement of Merger (the “Merger Agreement”) with Bank of Idaho Holding Co. (“BOID”) and its wholly owned subsidiary, Bank of Idaho. Under the terms of the Merger Agreement, BOID will merge with and into GBCI, with GBCI as the surviving entity (the “Holding Company Merger”). Immediately thereafter, Bank of Idaho will merge with and into Glacier Bank, with Glacier Bank surviving as a wholly owned subsidiary of GBCI (the “Bank Merger”). Following the Bank Merger, the former branches of Bank of Idaho will be integrated with Glacier Bank’s existing divisions operating in Idaho and eastern Washington.

Concurrently with the execution of the Merger Agreement, the directors, certain executive officers, and certain shareholders owning more than 5% of BOID’s outstanding common stock entered into voting agreements with GBCI pursuant to which each such director, executive officer, or shareholder in his, her or its capacity as a shareholder, has agreed, among other things, to vote shares of BOID common stock in favor of the proposed transactions contemplated by the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective, each share of BOID stock issued and outstanding will be converted into and represent the right to receive from GBCI merger consideration in the form of 1.100 shares of GBCI common stock (subject to adjustment under certain circumstances).

As of the date of this report, the anticipated merger consideration has a total aggregate value of $245.4 million (based on the closing price of $47.70 for GBCI common stock on January 10, 2025).

Consummation of the transaction is subject to receipt of required regulatory approvals, BOID shareholder approval, and other customary conditions of closing. It is currently anticipated that the closing of the transaction will take place in the second quarter of 2025. For additional information regarding the terms of the proposed transaction, reference is made to the press release dated January 13, 2025, which is attached as Exhibit 99.1.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving GBCI and BOID, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and BOID operate; uncertainties regarding the ability of Glacier Bank and Bank of Idaho to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GBCI undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in GBCI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) from time to time.

Additional Information and Where to Find It

In connection with the proposed merger transaction, GBCI expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Proxy Statement of BOID and a Prospectus of GBCI, as well as other relevant documents concerning the proposed transaction. Shareholders of BOID are urged to read carefully the Registration Statement and the Proxy Statement/Prospectus included therein regarding the proposed merger transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about GBCI, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from GBCI at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release dated January 13, 2025
99.2 Investor Presentation dated January 13, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 13, 2025	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer